SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 7, 2005 (November 4, 2005)

Cogent Communications Group, Inc.

(Exact Name of Registrant as

Specified in Charter)

1-31227

(Commission File No.)

52-2337274

(IRS Employer

Identification No.)

Delaware

(State or Other Jurisdiction

of Incorporation)

1015 31st Street N.W.

Washington, DC 20007

(Address of Principal

Executive Offices)

(202) 295-4200

(Registrant’s telephone

number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2005 the Compensation Committee of the Board of Directors of Cogent Communications Group, Inc. (“Company”) approved a grant to Mr. Schaeffer of 100,000 shares of common stock of the Company; a copy of the contract is filed herewith as Exhibit 10.1.  The shares are subject to certain vesting restrictions as follows: 8,333.33 shares are vested on January 1, 2006 and an additional 8,333.33 shares vest on the first day of each subsequent month of 2006. Vesting will accelerate under certain circumstances, including a change of control of the Company. The Company will receive no consideration for this stock and the grant is treated as compensation to Mr. Schaeffer.  The compensation is not deferrable.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

Exhibit Number	Description

10.1	Notice of Grant, dated November 4, 2005, made to David Schaeffer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.

Date: November 7, 2005	By:	/s/David Schaeffer
David Schaeffer
Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Notice of Grant, dated November 4, 2005, made to David Schaeffer.